OMEGA ENVIRONMENTAL, INC.                                        EXHIBIT 99.1
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                 (UNAUDITED)    (UNAUDITED)                  (UNAUDITED)  (UNAUDITED)
                                                 JULY 31, 1997 JUNE 30, 1997               JULY 31, 1997   JUNE 30, 1997
                                                      ESD          ESD          CHANGE           PSD            PSD      CHANGE
                                               ----------------------------------------   ---------------------------------------
CURRENT ASSETS
Cash                                                152,230         21,768      130,462        303,247         91,797     211,450
Restricted cash held in escrow                    2,723,450      2,723,450          -              -              -           -
Accounts receivable
  A/R--trade                                     10,756,387     10,881,702     (125,315)     3,295,174      2,755,800     539,374
  A/R--interco                                       48,972        136,383      (87,411)       101,835        164,764     (62,929)
  A/R--employees                                      8,987          8,512          475         17,775         16,824         951
  A/R--supplemental                                 782,662        774,362        8,300                                       -
  A/R--misc.                                         16,367         33,893      (17,526)                          -           -
  Allowance for doubtful accounts                (1,552,238)    (1,698,379)     146,141       (276,667)      (341,305)     64,638
                                                ----------------------------------------  ----------------------------------------
    Accounts receivable, net                     10,061,137     10,136,473      (75,336)     3,138,117      2,596,083     542,034
                                                ----------------------------------------  ----------------------------------------
Costs and earnings in excess of billings          8,633,546      7,930,116      703,430            -              628        (628)
Prepaid expenses                                     93,819          3,081       90,738         99,267         (7,829)    107,096
Inventory                                            24,616            -         24,616      3,307,273      3,463,984    (156,711)
Inventory reserve                                       -              -            -         (890,385)      (918,000)     27,615
                                                ----------------------------------------  ----------------------------------------
    Inventory, net                                   24,616            -         24,616      2,416,888      2,545,984    (129,096)
                                                ----------------------------------------  ----------------------------------------
Other current assets                                    -              -            -              -              -           -
                                                ----------------------------------------  ----------------------------------------
TOTAL CURRENT ASSETS                             21,688,798     20,814,888      873,910      5,957,519      5,226,663     730,856
                                                ----------------------------------------  ----------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                 2,031,097      2,021,451        9,646        234,990        225,845       9,145
  Automotive equipment                              832,814        832,814          -          603,459        491,994     111,465
  Office furniture and equipment                    760,564        710,551       50,013        599,547        580,279      19,268
  Equipment under capital leases                        -              -            -              -              -           -
  Leasehold improvements                             90,823         90,823          -           37,993         37,993         -
                                                ----------------------------------------  ----------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                  3,715,298      3,655,639       59,659      1,475,989      1,336,111     139,878
                                                ----------------------------------------  ----------------------------------------
  Accum. Depreciation                            (1,940,006)    (1,857,565)     (82,441)      (708,274)      (612,881)    (95,393)
                                                ----------------------------------------  ----------------------------------------
TOTAL PROPERTY & EQUIP., NET                      1,775,292      1,798,074      (22,782)       767,715        723,230      44,485
                                                ----------------------------------------  ----------------------------------------
Long-term receivable - Other (Texas)                814,814      1,039,070     (224,256)           -              -           -
Other Assets                                        161,178        161,178          -              -              -           -
Investment & Intercompany in Subsidiaries               -              -            -              -              -           -
                                                ----------------------------------------  ----------------------------------------
TOTAL ASSETS                                     24,440,082     23,813,210      626,872      6,725,234      5,949,893     775,341
                                                ----------------------------------------  ----------------------------------------
                                                ----------------------------------------  ----------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                  103,822         93,565       10,257         62,395         80,836     (18,441)
  Line of Credit                                        -              -            -              -              -           -
  Accrued expenses, excluding bankruptcy costs      593,374        619,554      (26,180)       500,966        795,864    (294,898)
  Accrued bankruptcy costs                              -              -            -              -              -           -
  Estimated claims against cash held in escrow    2,651,004      2,652,269       (1,265)           -              -           -
  Billings in excess of costs & earnings                -              -            -              -              -           -
  Current portion of long term debt                     -              -            -              -              -           -
  Intercompany - BNYFC                            8,361,657       (327,714)   8,689,371      6,579,455        564,555   6,014,900
  Intercompany payables                              90,160        443,111     (352,951)       138,963        810,686    (671,723)
                                                ----------------------------------------  ----------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES          11,800,017      3,480,785    8,319,232      7,281,779      2,251,941  5,029,838
Intercompany - BNYFC                                    -        7,841,012   (7,841,012)           -        4,402,251  (4,402,251)
Intercompany Notes Payable                        8,741,768      8,741,768          -              -              -
Pre Petition Liabilities                          2,514,154      2,512,859        1,295      1,306,146        969,989     336,157
Pre Petition Estimated Construction Claims              -              -            -              -              -           -
                                                ----------------------------------------  ----------------------------------------
  TOTAL LIABILITIES                              23,055,939     22,576,424      479,515      8,587,925      7,624,181     963,744
                                                ----------------------------------------  ----------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                     -              -            -              -              -           -
Additional paid in capital                       17,791,864     17,791,864          -       14,113,361     14,113,361         -
Treasury Stock A-P-I-C                                  -              -            -              -              -           -
Retained earnings - prior                       (15,563,779)   (15,563,779)         -      (14,767,222)   (14,767,222)        -
Y-T-D net income pre petition                       (26,496)       (26,496)         -         (247,894)      (247,894)        -
Y-T-D net income post petition                     (817,446)      (964,803)     147,357       (960,936)      (772,533)   (188,403)
                                                ----------------------------------------  ----------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                      1,384,143      1,236,786      147,357     (1,862,691)    (1,674,288)   (188,403)
                                                ----------------------------------------  ----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         24,440,082     23,813,210      626,872      6,725,234      5,949,893     775,341
                                                ----------------------------------------  ----------------------------------------
                                                ----------------------------------------  ----------------------------------------

               See accompanying note to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                                                           (UNAUDITED)    (UNAUDITED)
                                                 (UNAUDITED)    (UNAUDITED)              JULY 31, 1997  JUNE 30, 1997
                                                JULY 31, 1997  JUNE 30, 1997               CONTINUING     CONTINUING
                                                  CORPORATE      CORPORATE     CHANGE      OPERATIONS     OPERATIONS     CHANGE
                                                ---------------------------------------  ----------------------------------------
 CURRENT ASSETS
 Cash                                               554,545        211,843      342,702      1,010,022      325,408       684,614
 Restricted cash held in escrow                         -              -            -        2,723,450    2,723,450           -
 Accounts receivable
   A/R--trade                                       103,577        236,846     (133,269)    14,155,138   13,874,348       280,790
   A/R--interco                                     520,326        519,588          738        671,133      820,735      (149,602)
   A/R--employees                                       -              -            -           26,762       25,336         1,426
   A/R--supplemental                                                                -          782,662      774,362         8,300
   A/R--misc.                                     1,154,904      1,168,737      (13,833)     1,171,271    1,202,630       (31,359)
   Allowance for doubtful accounts               (1,203,557)    (1,202,957)        (600)    (3,032,462)  (3,242,641)      210,179
                                                 ---------------------------------------   ---------------------------------------
     Accounts receivable, net                       575,250        722,214     (146,964)    13,774,504   13,454,770       319,734
                                                 ---------------------------------------   ---------------------------------------
 Costs and earnings in excess of billings               -              -            -        8,633,546    7,930,744       702,802
 Prepaid expenses                                   311,448        484,381     (172,933)       504,534      479,633        24,901
 Inventory                                              -              -            -        3,331,889    3,463,984      (132,095)
 Inventory reserve                                      -              -            -         (890,385)    (918,000)       27,615
                                                 ---------------------------------------   ---------------------------------------
     Inventory, net                                     -              -            -        2,441,504    2,545,984      (104,480)
                                                 ---------------------------------------   ---------------------------------------
 Other current assets                                   -           37,860      (37,860)           -         37,860       (37,860)
                                                 ---------------------------------------   ---------------------------------------
 TOTAL CURRENT ASSETS                             1,441,243      1,456,298      (15,055)    29,087,560   27,497,849     1,589,711
                                                 ---------------------------------------   ---------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                      -              -            -        2,266,087    2,247,296        18,791
   Automotive equipment                                 -              -            -        1,436,273    1,324,808       111,465
   Office furniture and equipment                   401,225        401,225          -        1,761,336    1,692,055        69,281
   Equipment under capital leases                       -              -            -              -            -             -
   Leasehold improvements                            21,780         21,780          -          150,596      150,596           -
                                                 ---------------------------------------   ---------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                   423,005        423,005          -        5,614,292    5,414,755       199,537
   Accum. Depreciation                             (342,155)      (338,527)      (3,628)    (2,990,435)  (2,808,973)     (181,462)
                                                 ---------------------------------------   ---------------------------------------
 TOTAL PROPERTY & EQUIP., NET                        80,850         84,478       (3,628)     2,623,857    2,605,782        18,075
                                                 ---------------------------------------   ---------------------------------------
 Long-term receivable - Other (Texas)                                               -          814,814    1,039,070      (224,256)
 Other Assets                                       710,248        701,591        8,657        871,426      862,769         8,657
 Investment & Intercompany in Subsidiaires       83,999,372     84,534,918     (535,546)    83,999,372   84,534,918      (535,546)
                                                 ---------------------------------------   ---------------------------------------
 TOTAL ASSETS                                    86,231,713     86,777,285     (545,572)   117,397,029  116,540,388       856,641
                                                 ---------------------------------------   ---------------------------------------
                                                 ---------------------------------------   ---------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                 253,020         64,774      188,246        419,237      239,175       180,062
   Line of Credit                                20,403,947     19,155,677    1,248,270     20,403,947   19,155,677     1,248,270
   Accrued expenses, excluding bankruptcy costs     669,350        830,325     (160,975)     1,763,690    2,245,743      (482,053)
   Accrued bankruptcy costs                         987,864        577,864      410,000        987,864      577,864       410,000
   Estimated claims against cash held in escrow         -              -            -        2,651,004    2,652,269        (1,265)
   Billings in excess of costs & earnings               -              -            -              -            -             -
   Current portion of long term debt                    -          770,177     (770,177)           -        770,177      (770,177)
   Intercompany - BNYFC                                 -              -            -       14,941,112      236,841    14,704,271
   Intercompany payables                              9,287          6,005        3,282        238,410    1,259,802    (1,021,392)
                                                 ---------------------------------------   ---------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES         22,323,468     21,404,822      918,646     41,405,264   27,137,548    14,267,716
 Intercompany - BNYFC                           (21,912,337)   (22,488,855)     576,518    (21,912,337) (10,245,592)  (11,666,745)
 Intercompany Notes Payable                                                         -        8,741,768    8,741,768           -
 Pre Petition Liabilities                         2,296,555      2,578,223     (281,668)     6,116,855    6,061,071       55,784
 Pre Petition Estimated Construction Claims                                         -              -            -             -
                                                 ---------------------------------------   ---------------------------------------
   TOTAL LIABILITIES                              2,707,686      1,494,190    1,213,496     34,351,550   31,694,795    2,656,755
                                                 ---------------------------------------   ---------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                121,289        121,289          -          121,289      121,289           -
 Additional paid in capital                     133,347,234    133,347,234          -      165,252,459  165,252,459           -
 Treasury Stock A-P-I-C                            (562,506)      (562,506)         -         (562,506)    (562,506)          -
 Retained earnings - prior                      (45,592,619)   (45,592,619)         -      (75,923,620) (75,923,620)          -
 Y-T-D net income pre petition                     (895,498)      (895,498)         -       (1,169,888)  (1,169,888)          -
 Y-T-D net income post petition                  (2,893,873)    (1,134,805)  (1,759,068)    (4,672,255)  (2,872,141)   (1,800,114)
                                                 ---------------------------------------   ---------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                    83,524,027     85,283,095   (1,759,068)    83,045,479   84,845,593    (1,800,114)
                                                 ---------------------------------------   ---------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY        86,231,713     86,777,285     (545,572)   117,397,029  116,540,388       856,641
                                                 ---------------------------------------   ---------------------------------------
                                                 ---------------------------------------   ---------------------------------------

               See accompanying note to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                 (UNAUDITED)    (UNAUDITED)                 (UNAUDITED)    (UNAUDITED)
                                               JULY 31, 1997  JUNE 30, 1997               JULY 31, 1997  JUNE 30, 1997
                                                DISCONTINUED   DISCONTINUED                  COMBINED      COMBINED
                                                 OPERATIONS     OPERATIONS      CHANGE        FINAL          FINAL         CHANGE
                                                ---------------------------------------    ---------------------------------------
 CURRENT ASSETS
 Cash                                                81,864        139,384      (57,520)     1,091,886        464,792     627,094
 Restricted cash held in escrow                      68,087         67,902          185      2,791,537      2,791,352         185
 Accounts receivable
   A/R--trade                                    12,278,986     12,852,551     (573,565)    26,434,124     25,952,537     481,587
   A/R--interco                                     198,958      2,637,461   (2,438,503)           -              -           -
   A/R--employees                                    30,115         36,268       (6,153)        56,877         61,604      (4,727)
   A/R--supplemental                                    -              -            -          782,662        774,362       8,300
   A/R--misc.                                       555,368        207,298      348,070      1,726,639      2,184,290    (457,651)
   Allowance for doubtful accounts               (2,922,062)    (2,841,132)     (80,930)    (5,954,524)    (6,083,773)    129,249
                                                ---------------------------------------    ---------------------------------------
     Accounts receivable, net                    10,141,365     12,892,446   (2,751,081)    23,045,778     22,889,020     156,758
                                                ---------------------------------------    ---------------------------------------
 Costs and earnings in excess of billings           568,706        852,722     (284,016)     9,202,252      8,783,466     418,786
 Prepaid expenses                                  (184,605)       (44,829)    (139,776)       319,929        434,804    (114,875)
 Inventory                                        3,315,989      4,154,640     (838,651)     6,647,878      7,618,624    (970,746)
 Inventory reserve                                 (813,941)    (1,216,762)     402,821     (1,704,326)    (2,134,762)    430,436
                                                ---------------------------------------    ---------------------------------------
     Inventory, net                               2,502,048      2,937,878     (435,830)     4,943,552      5,483,862    (540,310)
                                                ---------------------------------------    ---------------------------------------
 Other current assets                                46,708        109,307      (62,599)        46,708        147,167    (100,459)
                                                ---------------------------------------    ---------------------------------------
 TOTAL CURRENT ASSETS                            13,224,173     16,954,810   (3,730,637)    41,441,642     40,994,463     447,179
                                                ---------------------------------------    ---------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                  875,879      3,451,892   (2,576,013)     3,141,966      5,699,188  (2,557,222)
   Automotive equipment                             825,569      2,671,270   (1,845,701)     2,261,842      3,996,078  (1,734,236)
   Office furniture and equipment                   700,528      1,424,598     (724,070)     2,461,864      3,116,653    (654,789)
   Equipment under capital leases                       -              -            -              -              -           -
   Leasehold improvements                           311,474        660,360     (348,886)       462,070        810,956    (348,886)
                                                ---------------------------------------    ---------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                 2,713,450      8,208,120   (5,494,670)     8,327,742     13,622,875  (5,295,133)
   Accum. Depreciation                           (1,105,082)    (4,106,829)   3,001,747     (4,095,517)    (6,915,802)  2,820,285
                                                ---------------------------------------    ---------------------------------------
 TOTAL PROPERTY & EQUIP., NET                     1,608,368      4,101,291   (2,492,923)     4,232,225      6,707,073  (2,474,848)
                                                ---------------------------------------    ---------------------------------------
 Long-term receivable - Other (Texas)                   -              -            -          814,814      1,039,070    (224,256)
 Other Assets                                        38,757         43,384       (4,627)       910,183        906,153       4,030
 Investment & Intercompany in Subsidiaires                             -            -          425,000      1,705,583  (1,280,583)
                                                ---------------------------------------    ---------------------------------------
 TOTAL ASSETS                                    14,871,298     21,099,485   (6,228,187)    47,823,864     51,352,342  (3,528,478)
                                                ---------------------------------------    ---------------------------------------
                                                ---------------------------------------    ---------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                 168,827        169,004         (177)       588,064        408,179     179,885
   Line of Credit                                       -              -            -       20,403,947     19,155,677   1,248,270
   Accrued expenses, excluding bankruptcy costs   1,003,566      1,055,259      (51,693)     2,767,256      3,301,002    (533,746)
   Accrued bankruptcy costs                             -              -            -          987,864        577,864     410,000
   Estimated claims against cash held in escrow         -              -            -        2,651,004      2,652,269      (1,265)
   Billings in excess of costs & earnings            25,518        158,941     (133,423)        25,518        158,941    (133,423)
   Current portion of long term debt                 19,141         19,141          -           19,141        789,318    (770,177)
   Intercompany - BNYFC                           6,970,697       (987,144)   7,957,841            -              -           -
   Intercompany payables                            117,370      1,618,996   (1,501,626)           -              -           -
                                                ---------------------------------------    ---------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES          8,305,119      2,034,197    6,270,922     27,442,794     27,043,250     399,544
 Intercompany - BNYFC                                   -       10,744,346  (10,744,346)           -              -           -
 Intercompany Notes Payable                       2,535,455      2,535,455          -              -              -           -
 Pre Petition Liabilities                        12,122,622     11,969,230      153,392     18,239,477     18,030,301     209,176
 Pre Petition Estimated Construction Claims       3,000,000      3,000,000          -        3,000,000      3,000,000         -

                                                ---------------------------------------    ---------------------------------------
   TOTAL LIABILITIES                             25,963,196     30,283,228   (4,320,032)    48,682,271     48,073,551     608,720
                                                ---------------------------------------    ---------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                              2,082,948      2,082,948          -          121,289        121,289         -
 Additional paid in capital                      25,370,632     25,370,632          -      124,480,375    124,480,375         -
 Treasury Stock A-P-I-C                                 -              -            -         (562,506)      (562,506)        -
 Retained earnings - prior                      (32,353,339)   (32,353,339)         -     (111,988,497)  (111,988,497)        -
 Y-T-D net income pre petition                     (676,048)      (676,048)         -       (1,845,936)    (1,845,936)        -
 Y-T-D net income post petition                  (5,516,091)    (3,607,936)  (1,908,155)   (11,063,132)    (6,925,934) (4,137,198)
                                                ---------------------------------------    ---------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                   (11,091,898)    (9,183,743)  (1,908,155)      (858,407)     3,278,791  (4,137,198)
                                                ---------------------------------------    ---------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY        14,871,298     21,099,485   (6,228,187)    47,823,864     51,352,342  (3,528,478)
                                                ---------------------------------------    ---------------------------------------
                                                ---------------------------------------    ---------------------------------------

               See accompanying note to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION


                                                  (UNAUDITED)    (UNAUDITED)                (UNAUDITED)    (UNAUDITED)
                                                  MONTH ENDED    MONTH ENDED                MONTH ENDED    MONTH ENDED
                                                 JULY 31, 1997  JUNE 30, 1997              JULY 31, 1997  JUNE 30, 1997
                                                      ESD            ESD        CHANGE          PSD            PSD        CHANGE
                                                ---------------------------------------    ---------------------------------------
 Sales                                            1,371,140      1,112,140      259,000      1,144,993      857,218       287,775
 Cost of Sales                                      769,224        763,950        5,274        993,181      799,870       193,311
                                                ---------------------------------------    ---------------------------------------
   Gross Profit                                     601,916        348,190      253,726        151,812       57,348        94,464

 Selling, General, and Administrative               370,259        347,808       22,451        249,821      215,836        33,985
                                                ---------------------------------------    ---------------------------------------

 Income From Operations                             231,657            382      231,275        (98,009)    (158,488)       60,479

 Other Income(Expense):
  I/C Interest Income (Expense)                     (80,769)       (79,951)        (818)       (45,001)     (44,546)         (455)
  Interest Expense                                   (3,531)        (1,085)      (2,446)           -            -             -
  Interest Income                                       -              -            -              -            -             -
  Gain (loss) on Asset Disposition                      -            2,123       (2,123)           -            -             -
  Other Expense                                         -         (760,550)     760,550        (45,393)    (400,000)      354,607
  Other Income                                          -              -            -              -            -             -
                                                ---------------------------------------    ---------------------------------------
   Total Other Income (Expense)                     (84,300)      (839,463)     755,163        (90,394)    (444,546)      354,152
                                                ---------------------------------------    ---------------------------------------
 Net Income (Loss) Before Bankruptcy
     Administrative Expenses                        147,357       (839,081)     986,438       (188,403)    (603,034)      414,631
 Bankruptcy Administrative Expenses                                                 -                                         -
                                                ---------------------------------------    ---------------------------------------
 Net Income (Loss)                                  147,357       (839,081)     986,438       (188,403)    (603,034)      414,631
                                                ---------------------------------------    ---------------------------------------

               See accompanying note to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                                                                            (UNAUDITED)   (UNAUDITED)
                                                  (UNAUDITED)   (UNAUDITED)                MONTH ENDED    MONTH ENDED
                                                  MONTH ENDED   MONTH ENDED               JULY 31, 1997  JUNE 30, 1997
                                                 JULY 31, 1997 JUNE 30, 1997                CONTINUING    CONTINUING
                                                   CORPORATE     CORPORATE      CHANGE      OPERATIONS    OPERATIONS      CHANGE
                                                ---------------------------------------    ---------------------------------------
 Sales                                                                              -        2,516,133    1,969,358       546,775
 Cost of Sales                                          -            6,005       (6,005)     1,762,405    1,569,825       192,580
                                                ---------------------------------------    ---------------------------------------
   Gross Profit                                         -           (6,005)       6,005        753,728      399,533       354,195

 Selling, General, and Administrative               379,006        303,588       75,418        999,086      867,232       131,854
                                                ---------------------------------------    ---------------------------------------

 Income From Operations                            (379,006)      (309,593)     (69,413)      (245,358)    (467,699)      222,341

 Other Income(Expense):
  I/C Interest Income (Expense)                     259,316        254,896        4,420        133,546      130,399         3,147
  Interest Expense                                 (172,311)      (241,982)      69,671       (175,842)    (243,067)       67,225
  Interest Income                                     4,476          9,924       (5,448)         4,476        9,924        (5,448)
  Gain (loss) on Asset Disposition                      -              -            -              -          2,123        (2,123)
  Other Expense                                     (53,311)      (163,991)     110,680     (1,108,430)  (1,324,541)      216,111
  Other Income                                        1,494            -          1,494          1,494          -           1,494
                                                ---------------------------------------    ---------------------------------------
   Total Other Income (Expense)                      39,664       (141,153)     180,817     (1,144,756)  (1,425,163)      280,406
                                                ---------------------------------------    ---------------------------------------
 Net Income (Loss) Before Bankruptcy
      Administrative Expenses                      (339,342)      (450,746)     111,404     (1,390,114)  (1,892,861)      502,747
 Bankruptcy Administrative Expenses                (410,000)      (296,831)    (113,169)      (410,000)    (296,831)     (113,169)
                                                ---------------------------------------    ---------------------------------------
 Net Income (Loss)                                 (749,342)      (747,577)      (1,765)    (1,800,114)  (2,189,692)      389,578
                                                ---------------------------------------    ---------------------------------------

               See accompanying note to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                                 (UNAUDITED)    (UNAUDITED)                (UNAUDITED)   (UNAUDITED)
                                                 MONTH ENDED    MONTH ENDED                MONTH ENDED   MONTH ENDED
                                                JULY 31, 1997  JUNE 30, 1997              JULY 31, 1997 JUNE 30, 1997
                                                DISCONTINUING  DISCONTINUING                COMBINED       COMBINED
                                                  OPERATIONS     OPERATIONS    CHANGE         FINAL          FINAL       CHANGE
                                                ---------------------------------------    ---------------------------------------
 Sales                                              334,831      1,198,707     (863,876)     2,697,881    2,155,065       542,816
 Cost of Sales                                      590,616      1,280,618     (690,002)     2,199,938    1,837,443       362,495
                                                ---------------------------------------    ---------------------------------------
   Gross Profit                                    (255,785)       (81,911)    (173,874)       497,943      317,622       180,321

 Selling, General, and Administrative               925,655        602,834      322,821      1,924,741    1,470,066       454,675
                                                ---------------------------------------    ---------------------------------------
 Income From Operations                          (1,181,440)      (684,745)    (496,695)    (1,426,798)  (1,152,444)     (274,354)

 Other Income(Expense):
  I/C Interest Income (Expense)                    (128,819)      (130,399)       1,580            -            -             -
  Interest Expense                                   (7,880)          (902)      (6,978)      (183,722)    (243,969)       60,247
  Interest Income                                     7,698            188        7,510         12,174       10,112         2,062
  Gain (loss) on Asset Disposition                 (431,238)        (2,459)    (428,779)      (431,238)        (336)     (430,902)
  Other Expense                                  (1,605,239)    (1,977,125)     371,886     (1,699,216)  (3,301,666)    1,602,450
  Other Income                                          108          6,162       (6,054)         1,602        6,162        (4,560)
                                                ---------------------------------------    ---------------------------------------
   Total Other Income (Expense)                  (2,165,370)    (2,104,535)     (60,835)    (2,300,400)  (3,529,697)    1,229,297
                                                ---------------------------------------    ---------------------------------------
 Net Income (Loss) Before Bankruptcy
     Administrative Expenses                     (3,346,810)    (2,789,280)    (557,530)    (3,727,198)  (4,682,141)      954,943
 Bankruptcy Administrative Expenses                     -              -            -         (410,000)    (296,831)     (113,169)
                                                ---------------------------------------    ---------------------------------------
 Net Income (Loss)                               (3,346,810)    (2,789,280)    (557,530)    (4,137,198)  (4,978,972)      841,774
                                                ---------------------------------------    ---------------------------------------

               See accompanying note to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE STATEMENT OF CASH FLOWS INFORMATION


                                                             (UNAUDITED)        (UNAUDITED)
                                                             MONTH ENDED        MONTH ENDED
                                                            JULY 31, 1997      JUNE 30, 1997         CHANGE
                                                           --------------      -------------      -----------
Cash flows from operating activities:
  Net income (loss)                                         $ (4,137,198)       $ (4,978,974)     $   841,776

  Adjustments to reconcile net income (loss) to net cash
   used in operating activities:
    Depreciation                                                 138,653             179,784          (41,131)
    Equity in Losses in Subsidiaries                           1,280,583             224,280        1,056,303
    (Gain) Loss on sale of property and equipment                415,063                   0          415,063
   Change in certain assets & liabilities:
   (Increase) decrease in:
     Receivables                                                (156,758)            257,354         (414,112)
     Costs in excess of billings                                (418,786)            996,641       (1,415,427)
     Inventory                                                   540,310             499,449           40,861
     Prepaids & other assets                                     215,334            (410,083)         625,417
    Increase (decrease) in:
     Accounts payable                                            179,885             (77,585)         257,470
     Accrued expenses                                           (123,746)            172,997         (296,743)
     Billings in excess of costs                                (133,423)           (481,740)         348,317
     Other net changes in assets and liabilities                 218,776            (174,979)         393,755
                                                             -----------         -----------      -----------
      Total adjustments                                        2,155,891           1,186,118          969,773
                                                             -----------         -----------      -----------
      Net cash provided by (used in) operating activities     (1,981,307)         (3,792,856)       1,811,549

    Cash flows from investing activities:
     Proceeds from sale of equipment                           1,933,475                   0        1,933,475
     Additions to property and equipment                         (12,343)                  0          (12,343)
                                                             -----------         -----------      -----------
      Net cash provided by (used in) investing activities     1,921,132                   0        1,921,132

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan            478,093             151,622          326,471
  Repayment of long term obligations                                   0            (143,658)         143,658
  Increase in pre petition liabilities                           209,176           2,584,830       (2,375,654)
                                                             -----------         -----------      -----------
     Net cash provided by (used in) financing activities         687,269           2,592,794       (1,905,525)
                                                             -----------         -----------      -----------
Net increase (decrease) in cash                                  627,094          (1,200,062)       1,827,156

CASH AT BEGINNING OF PERIOD                                      464,792           1,664,854       (1,200,062)
                                                             -----------         -----------      -----------

CASH AT END OF PERIOD                                        $ 1,091,886          $  464,792       $  627,094
                                                             -----------         -----------      -----------
                                                             -----------         -----------      -----------


               See accompanying note to financial statement information

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case # 97-06084
July 31, 1997 and June 30, 1997 Financial Reporting Information

Note to Financial Statement Information

The financial statement information for July and June is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.